Exhibit 10.22

Certain information has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K because such information (i) is not material and (ii) is the type of information the registrant treats as private or confidential. Information that has been so redacted from this exhibit has been marked with “[***]” to indicate the omission.

Malaysian Industrial Development Finance Berhad

Registration No,: [***]

Level 3, Menara MBSB Bank, PJ Sentral,	T: +603 2173 8888
Lot 12, Persiaran Baral, Seksyen 52,	F: +60321738877	A member of MBSB Group
46200 Petaling Jaya, Selangor Darul Ehsan	www.midf.com.my

Our Ref: [***]19

February 2025

Medika Natura Sdn. Bhd.

[Company Reg. No.: [***]]

[***]	BY COURIER

Dear Sir,

Grant Letter of Award

RM950,000/- only under High Value Added And Complex
Product Development Program

We refer to the Letter of Award dated 26 March 2020 (the "Letter of Award") duly accepted by you.

After due consideration, we are pleased to informed that Ministry of Investment Trade and Industry ("MITI") has agreed to grant fm1her extension of the Availability Period stated in Clause 3 of the Letter of Award until 30 June 2025.

Except for the foregoing, all other terms and conditions of the Letter of Award shall remain unchanged.

Yours faithfully,

for MALAYSIANINDUSTRIAL DEVELOPMENT FINANCE BERHAD

[***]

Head, Customer Solutions

Customer Solutions & Supervision Depai1ment

-batrisyia

c.c	Head, Grant Management
MIDF